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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 25, 2002


                            NETWORKS ASSOCIATES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                         COMMISSION FILE NUMBER 0-20558

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
                          DELAWARE                                                     77-0316593
       (STATE OR OTHER JURISDICTION OF INCORPORATION)                     I.R.S. EMPLOYER IDENTIFICATION NUMBER


                     3965 FREEDOM CIRCLE
                   SANTA CLARA, CALIFORNIA                                                95054
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                     (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 346-3832


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ITEM 5.           OTHER EVENTS.

         On April 25, 2002, Networks Associates, Inc. (the "Company") announced that the audit committee of its board of directors is conducting an investigation of accounting inaccuracies and that it plans to restate certain financial statements for the years 1999 and 2000. The Company also announced that it plans to withdraw its exchange offer commenced on March 29, 2002 relating to the outstanding shares of Class A common stock of McAfee.com Corporation.

         Attached as Exhibit 99.1 is a press release relating to these announcements.

ITEM 7.           EXHIBITS.

         99.1     Press release from Networks Associates, Inc., dated April 25,
                  2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NETWORKS ASSOCIATES, INC.

Dated: April 25, 2002                      By: /s/ STEPHEN C. RICHARDS
                                              ----------------------------------
                                              Stephen C. Richards
                                              Chief Operating Officer and Chief
                                              Financial Officer


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EXHIBIT INDEX

EXHIBITS.

         99.1     Press release of Networks Associates, Inc., dated April 25,
                  2002.